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                                                                 EXHIBIT 10.49

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


                 This ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of January 31, 1997 by and between USL CAPITAL CORPORATION, a Delaware corporation ("USL Capital"), and AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP ("Airlease").

                               W I T N E S E T H

                 WHEREAS, USL Capital, Airlease and Taurus Trust Company, Inc. (formerly Trust Company for USL, Inc.) are party to that certain Trust Agreement dated as of August 15, 1988 (the "Trust Agreement") as more particularly described on Annex 1 attached hereto;

                 WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of January 31, 1997 by and between USL Capital and Airlease (the "Agreement"), USL Capital desires to transfer to Airlease, and Airlease desires to acquire from USL Capital, that certain trust certificate (the "Certificate") evidencing a 50% interest in the trust estate under the Trust Agreement and USL Capital's interest in the Trust Agreement and all agreements ancillary to the Trust Agreement (the "Related Agreements");

                 WHEREAS, Article XIV of the Trust Agreement provides that USL Capital may sell or otherwise transfer its interest in the Trust Agreement and the Related Agreements, provided that the requirements of said Article XIV have been complied with; and

                 WHEREAS, in order to effect such transfer, Article XIV of the Trust Agreement requires an agreement to the following effects.

                 NOW THEREFORE, in consideration of the transfer contemplated hereby and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, USL Capital and Airlease do hereby agree as follows:

                 1. USL Capital assigns and transfers to Airlease, and Airlease accepts the assignment and transfer of (the "Assignment"), all of USL Capital's right, title and interest in, to and under the Certificate, the Trust Agreement the Related Agreements and the Books and Records (as such term is defined in the Agreement) relating to the Transaction (as such term is defined in the Agreement), and Airlease assumes and undertakes to perform any and all of USL Capital's liabilities or obligations of any kind or nature, whether absolute contingent, accrued, known or unknown, due or to become due, or recourse or nonrecourse (the "Liabilities") arising thereunder (except to the extent that any such Liability shall have accrued, or shall arise from facts or circumstances occurring, on or before the date hereof). USL Capital represents that its right, title and interest in, to and under the Certificate, Trust Agreement and




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Related Agreements are free and clear of all liens, encumbrances or any interests of any third party (excepting any liens permitted under the Lease (as such term is defined in the Trust Agreement)).

                 2. Airlease shall henceforth be deemed to be a party to the Trust Agreement and the Related Agreements to which USL Capital is a party and agrees to be bound by their terms.

                 3. Airlease hereby represents and warrants that the Assignment will not cause an Owner Participant Event of Default (as defined in the Trust Agreement).

                 4. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of California.

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                 IN WITNESS WHEREOF, USL Capital and Airlease have caused this
Assignment and Assumption Agreement to be executed as of the date first above written.

                                  USL CAPITAL CORPORATION,
                                  a Delaware corporation



                                  By:    /s/ F. Bruce Kulp

                                  Name:  F. Bruce Kulp

                                  Title: Chairman and Chief Executive Officer


                                  AIRLEASE LTD., A CALIFORNIA LIMITED
                                  PARTNERSHIP

                                  By:    AIRLEASE MANAGEMENT SERVICES, INC.,
                                         its General Partner



                                  By:    /s/ David B. Gebler

                                  Name:  David B. Gebler

                                  Title: Chairman



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                                                                         Annex 1
                                          to Assignment and Assumption Agreement



                         Description of Trust Agreement

                 Trust Agreement dated as of August 15, 1988 between Taurus Trust Company (formerly known as Trust Company for USL, Inc.), as trustee, and Airlease Ltd., a California Limited Partnership, and USL Capital Corporation, as beneficiaries.